Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1881

                   Defensive Equity & Income Portfolio 2018-2

                        INVESCO UNIT TRUSTS, SERIES 1887

         Closed-End Strategy: Value Equity and Income Portfolio 2018-3

                        INVESCO UNIT TRUSTS, SERIES 1892

                         MLP & Income Portfolio 2018-3


                         Supplement to the Prospectuses

As a result of a previously announced merger, on August 6, 2018, holders of Kayne Anderson Energy Development Company ("KED") common stock received 1 share of Kayne Anderson MLP/Midstream Investment Company ("KYN") common stock for every 0.96082101 share of KED held as of August 3, 2018. Fractional shares were not issued and cash was distributed in lieu of any such fractional amounts.

Notwithstanding anything to the contrary in the Prospectuses, each Portfolio now holds, and will continue to purchase, shares of KYN.

Supplement Dated: August 7, 2018